UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

Valpey-Fisher Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	1-4184	06-0737363
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)
75 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 435-6831

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On October 29, 2010, Valpey-Fisher Corporation (“the Company”) issued a press release announcing the Company’s financial results for the third quarter ended October 3, 2010.  A copy of the Company’s press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such filing expressly references this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated October 29, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valpey-Fisher Corporation

Date:	October 29, 2010	By:	/s/ Michael J. Kroll

Michael J. Kroll
Vice President, Treasurer and
Chief Financial Officer